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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   August 16, 2003
                                                   -----------------



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)





         Maryland                         1-10093              13-6908486
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(State or other jurisdiction            (Commission          (IRS Employer
    of incorporation)                   File Number)       Identification No.)


       27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034
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              (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code          (248) 350-9900
                                                        ------------------------




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ITEM 9. REGULATION FD DISCLOSURE

         On August 16, 2003, an article appeared in The Florida Time-Union of Jacksonville, Florida, titled, "Developers ready to take shot at Main Street Mall," regarding a proposed development in the Jacksonville, Florida area. The article, which quotes an employee of Ramco-Gershenson Inc., may be read to imply that the Registrant has firm plans to develop such property. The Registrant is only in the preliminary stages of considering such a development, does not own or have any rights to develop the subject property, has not formed any joint venture with respect to the property and has not signed leases with any tenants for such project.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RAMCO-GERSHENSON PROPERTIES TRUST


Date: August 22, 2003                        By: /s/ Richard Smith
                                                 -------------------------------
                                                 Richard Smith
                                                 Its: Chief Financial Officer